Exhibit 10.2

ARISTA NETWORKS, INC.

2004 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this 2004 Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company, its Parent and its Subsidiaries (if any) and to promote the success of the Company’s business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated there under. Stock purchase rights and stock bonus awards may also be granted under the Plan. As appropriate, this Plan is intended to comply with Rule 701 of the Securities Act of 1933, as amended (“Rule 701”) and Section 25102(o) of the California Corporations Code and its applicable regulations; and shall be interpreted consistently therewith. However, rights may be granted and stock may be issued under this Plan in reliance upon other federal and state securities law exemptions subject to such terms and conditions as the Administrator may determine.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws (including the California Securities Act of 1968 and its applicable regulations), the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted, received and/or exercised under the Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means the Committee, if any, appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan.

(f) “Common Stock” means the Common Stock of the Company.

(g) “Company” means Arista Networks, Inc., a Nevada corporation.

(h) “Consultant” means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render advisory or consulting services and is compensated for such services, and any director of the Company whether compensated for such services or not; provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director’s fee by the Company.

(i) “Continuous Status as an Employee” means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave, military leave or any other leave of absence approved by the Board, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (ii) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

(j) “Employee” means any person, including officers and directors, employed by the Company or any Parent or Subsidiary. The payment of a director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l) “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(i) If the shares were traded over-the-counter on the date in question but were not traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the shares are quoted or, if the shares are not quoted on any such system, by the “Pink Sheets” published by the National Quotation Bureau, Inc.;

(ii) If the shares were traded over-the-counter on the date in question and were traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;

(iii) If the shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

(iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Board in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Board shall be conclusive and binding on all persons.

(m) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(n) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(o) “Option” or “Option Agreement” means a written stock option granted pursuant to the Plan, including a notice of grant, terms and conditions and any other such documents as the Board shall approve for purposes of documenting the grant.

(p) “Optioned Stock” means the Common Stock subject to an Option.

(q) “Optionee” means an Employee or Consultant who receives an Option.

(r) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(s) “Plan” means this 2004 Equity Incentive Plan, as amended from time to time.

(t) “Purchaser” means an Employee or Consultant who purchases Restricted Stock pursuant to exercise of a Right under the Plan.

(u) “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of a Right hereunder.

(v) “Right” means an Option, Stock Purchase Right or Stock Bonus Award issued under the Plan. A “Rights Holder” means an Optionee, Purchaser or holder of a Stock Bonus Award, as applicable.

(w) “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

(x) “Stock Purchase Right” means the right to purchase Restricted Stock granted pursuant to Section 11 of the Plan.

(y) “Stock Bonus Award” means a fully vested award of Restricted Stock granted pursuant to Section 11 of the Plan.

(z) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(aa) “Termination Date” means, for purposes of Rights granted under the Plan, the date on which an Employee or Consultant is deemed by the Administrator to have ceased to render employment or consulting services (as the case may be) to the Company, in accordance with Company policy in effect as of such date provided, however, that such determination shall in all cases be consistent with the terms of any written agreement between the Company and the Employee or Consultant that specifically sets forth a termination date.

3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 4,000,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If a Right should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, or upon transfer of a Stock Bonus Award, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company pursuant to the Company’s right to repurchase unvested stock at its original purchase price, such Shares shall become available for future grant under the Plan.

4. Administration of the Plan.

(a) Procedure. The Administrator shall be the Board or a Committee designated by the Board to administer the Plan. Once appointed, any such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all in accordance with the legal requirements relating to the administration of Incentive Stock Option plans, if any, under the Applicable Laws. Every Right granted under this Plan shall be documented by a written agreement in a form(s) approved by the Administrator.

(b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2 of the Plan;

(ii) to select the Consultants and Employees to whom Rights may from time to time be granted hereunder;

(iii) to determine whether and to what extent Rights or any combination thereof, are granted hereunder;

(iv) to determine the number of shares of Common Stock to be covered by each Right granted hereunder;

(v) to approve forms of agreement for use under the Plan, including Option exercise agreements and Restricted Stock agreements;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Right granted hereunder (including, but not limited to the share price and any restriction or limitation, based in each case on such factors as the Administrator shall determine, in its sole discretion);

(vii) to determine the terms and restrictions applicable to all Rights and to the underlying Restricted Stock purchased by exercising or accepting such Rights;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(ix) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right or transfer of a Stock Bonus Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x) to provide, in accordance with any policies of the Company, for suspension or modification of vesting upon changes to an Optionee’s status as an Employee or Consultant, including changes (without limitation) in status from Employee to Consultant or visa versa and changes in status from full-time to part-time Employee; and

(xi) to make any other such determinations with respect to Rights under the Plan as it shall deem appropriate, including (without limitation) determinations with respect to vesting, exercisability, Termination Date and price adjustments.

(c) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Rights Holders.

5. Eligibility for Options.

(a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

(b) For tax purposes only, each Option shall be designated in the written Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, if an Optionee holds Options designated as Incentive Stock Options that:

(i) become exercisable for the first time (“first exercisable”) during any one calendar year, and

(ii) have an aggregate Fair Market Value (under all plans of the Company or any Parent or Subsidiary) in excess of $100,000 with respect to those Options that have become first exercisable in such calendar year, then, the portion of the Options that are first exercisable for up to an aggregate of $100,000 shall be treated as Incentive Stock Options and the remaining Options first exercisable in that year shall be treated as Nonstatutory Stock Options. The treatment of an Incentive Stock Option as a Nonstatutory Stock Option pursuant to this Section 5(b) shall have no substantive effect on the Option Agreement other than for purposes of tax recharacterization, and shall have no effect on Options that become first exercisable in subsequent calendar years.

(c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company’s right to terminate his employment or consulting relationship at any time, with or without cause.

6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of 10 years unless sooner terminated under Section 14 of the Plan.

7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that no Option shall have a term which ends more than 10 years from the date of its grant. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or Parent or any Subsidiary, the term of such Incentive Stock Option shall end no more than five years from the date of its grant. An Option shall become exercisable at the rate of at least 20% of the Shares per year over five years from the date the option is granted; provided, however, that an Option granted to an Employee who is an officer of the Company or to a Consultant or to an affiliate of the Company may become fully exercisable at any time or during any period established by the Administrator in accordance with Section 260.140.41(f) of the Rules of the California Corporations Commissioner.

8. Option Exercise Price and Consideration.

(a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

(i) In the case of an Incentive Stock Option granted to any Employee:

(A) who, at the time of the grant of such Incentive Stock Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) who is not subject to Section 8(a)(i)(A), the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option granted to any individual:

(A) who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

(B) who is not subject to Section 8(a)(ii)(A) the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

(b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash, (ii) check, (iii)other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (vi) delivery of an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay forthe Shares not more than 12 months after the date of delivery of the subscription agreement, (vii) any combination of the foregoing methods of payment. Other forms of consideration and methods of payment for the issuance of Shares may be used to the extent permitted under Applicable Laws; provided that, in making its determination as to the type of consideration to accept in addition to or in lieu of those listed in this Section 8(b), the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

9. Exercise of Option.

(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

(i) An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Administrator has determined that payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Until the issuance or constructive issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

(b) Termination of Employment. In the event of termination of an Optionee’s consulting relationship with or Continuous Status as an Employee of the Company (as the case may be), such Optionee may, but within no less than 30 days after the Termination Date (or such other longer period as is set out by the Administrator in the Option Agreement, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent that Optionee was entitled to exercise it at the Termination Date. To the extent that Optionee was not entitled to exercise the Option at the Termination Date, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary contained herein, in the event that the Optionee’s employment has terminated for cause (as determined by the Administrator in accordance with the policies of the Company) , the Option shall terminate immediately on the Termination Date.

(c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee’s consulting relationship or Continuous Status as an Employee as a result of his disability (as determined by the Administrator in accordance with the policies of the Company), Optionee may, but within no less than six months from the Termination Date (or such other longer period as is set out by the Administrator in the Option Agreement, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the Termination Date. To the extent that Optionee was not entitled to exercise the Option at the Termination Date, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within 12 months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of death, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

10. Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will, by the laws of descent or distribution or as permitted by Rule 701.

11. Stock Purchase Rights; Stock Bonus Awards.

(a) Rights to Purchase Restricted Stock. Stock Purchase Rights may be issued to Employees and Consultants either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed 120 days from the date of grant of the Stock Purchase Right. The price to be paid by any individual for a Stock Purchase Right shall be (i) no less than 85% of Fair Market Value on the date of grant of the Stock Purchase Right, and (ii) no less than 100% of the Fair Market Value on the date of grant if the grantee is a greater than 10% shareholder on the date of grant. The offer shall be accepted by execution of a Restricted Stock agreement in the form determined by the Administrator.

(b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Purchaser’s employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock agreement shall be the original price paid by the Purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option with respect to the Restricted Stock shall lapse at such rate as the Administrator may determine, but in no event as to less than 20% of the total shares granted annually; provided, however, that the Company’s repurchase option with respect to Restricted Stock purchased by an Employee who is an officer of the Company or to a Consultant may lapse at such rate as the Administrator shall determine.

(c) Other Provisions. The Restricted Stock agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock agreements need not be the same with respect to each purchaser.

(d) Stock Bonus Awards. Stock Bonus Awards for Restricted Stock may be granted from time to time at the discretion of the Administrator; provided, however, that any such grants shall be made only in compliance with Section 25102(f) of the California Corporations Code and its applicable regulations.

(e) Rights as a Shareholder. Until the issuance or constructive issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Restricted Stock, notwithstanding the exercise of the Stock Purchase Right or acceptance of a Stock Bonus Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Stock Purchase Right or acceptance of a Stock Bonus Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

12. Adjustments Upon Changes in Capitalization or Merger.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Right, as well as the price per share of Common Stock covered by each such outstanding Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Right.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Rights holder as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Rights holder to have the right to exercise his or her Right until 15 days prior to such transaction as to all of the Optioned Stock or Restricted Stock, as applicable, covered thereby, including Shares as to which the Right would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of a Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, a Right will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation after which the shareholders of the Company own less than 51% of the outstanding shares of the survivor corporation, or the sale of all or substantially all of the assets of the Company, each outstanding Right shall be assumed or an equivalent option or right substituted by the survivor corporation or a Parent or Subsidiary of the survivor corporation, and the Rights Holder shall be required to accept any such assumed or substituted Right in exchange for any outstanding (equivalent) Right. In the event that the survivor corporation refuses to assume or substitute for the Right, the Administrator in its discretion may provide for a Rights Holder to have the right to exercise his or her Right until 15 days prior to such transaction as to all of the Optioned Stock or Restricted Stock, as applicable, covered thereby (including, at the Administrator’s discretion, Shares as to which the Right would not otherwise be exercisable or vested) and to the extent not otherwise exercised or vested, the Right shall terminate at the expiration of such pre-transaction exercise period. For the purposes of this paragraph, a Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock or Restricted Stock subject to the Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the survivor corporation or its Parent, the Administrator may, with the consent of the survivor corporation, provide for the consideration to be received upon the exercise of the Right, for each Share of Optioned Stock or Restricted Stock subject to the Option or Right, to be solely common stock of the survivor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

14. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Rights Holder under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

(b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Rights already granted and such Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Rights Holder and the Board, which agreement must be in writing and signed by the Rights Holder and the Company.

15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Right unless the exercise or acceptance of such Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise or acceptance of any Right, the Company may require the person exercising or accepting such Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17. Agreements. Rights shall be evidenced by written agreements in such form as the Administrator shall approve from time to time. Notwithstanding anything to the contrary, no Right shall be exercisable under this Plan unless it is evidenced in writing on a form approved pursuant to the Plan.

18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within 12 months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

19. Information to Rights Holders. The Company shall provide to each Rights Holder, during the period for which such Rights Holder has one or more Rights outstanding, annual financial statements of the Company. The Company shall not be required to provide such information if the issuance of Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.